Filed pursuant to Rule 497
File No. 333-182941

Maximum Offering of 100,000,000 Shares of Common Stock

Priority Senior Secured Income Fund, Inc.
_________________________________________

Prospectus Supplement No. 4 dated March 7, 2014

to

Prospectus dated May 9, 2013
_________________________________________

This Prospectus Supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Senior Secured Income Fund, Inc. (the “Company”) dated May 9, 2013 (the “Prospectus”), as amended or supplemented.

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.
_________________________________________

Semi-Annual Report to Stockholders

On February 27, 2014, Priority Senior Secured Income Fund, Inc. filed its Semi-Annual Report to stockholders for the period from July 1, 2013 to December 31, 2013. The text of the Semi-Annual Report is attached hereto and is incorporated herein by reference.

Information contained on our website is not incorporated by reference into this Prospectus Supplement or the Prospectus, and you should not consider that information to be part of this Prospectus Supplement or the Prospectus.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Senior Secured Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Senior Secured Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: December 31, 2013

Semi-annual Report
December 31, 2013

priority-incomefund.com

Priority Senior Secured Income Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Company intends to elect to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS
February 27, 2014

We are pleased to present the semi-annual report including unaudited financial statements of Priority Senior Secured Income Fund, Inc. (the “Company”) for the six months ended December 31, 2013.

Only days after the end of the reporting period indicated above, the sales of shares in the Company exceeded $2.5 million, which satisfied our minimum offering requirement. As a result, on January 6, 2014, shareholders were formally admitted and the money invested by shareholders was released from escrow and made available for investment. We made our initial investments in January 2014.

On February 10, 2014, we announced our first cash distributions, which are payable through March 31, 2014.

Investment Outlook
If current market conditions continue, we believe that we will be able to identify investment opportunities which we expect will provide attractive risk-adjusted returns for the Company’s shareholders.

Certain trends in the corporate lending market, including low default rates and strong borrower demand for loans, are contributing to generally favorable conditions for investments in senior secured loans (which we refer to as SSLs) and in broad pools of such senior secured loans (which we refer to as Senior Loan Pools or CLOs)*. The market conditions that are contributing to our cautious optimism include the following:

•	Since 2003, the average equity yield for all Senior Loan Pools has averaged 21%.(1)

•
As the credit strength of companies in the U.S. continues to improve, a smaller percentage of companies are defaulting on their senior secured loan obligations. During 2013, the default rate for SSLs was below the long-term historical average default rate in the U.S. and declined in January 2014. As of December 31, 2013, the SSL default rate was 2.11%, and such default rate further declined to 1.88% in January 2014.(2)

•	In addition to low SSL default rates, Senior Loan Pools are benefiting from strong cash flows.

•
A rising tide of refinancing has strengthened the demand for SSLs by corporate borrowers. During 2013, institutional refinancing volume reached a record $212.6 billion(3) as compared with a $72.3 billion full-year total in 2012.(4)

•
The credit quality of companies borrowing SSLs has remained solid relative to historical averages. Borrowers are generally assuming more debt on a leverage-ratio basis than in 2012 but typically below the total-leverage levels seen in the large leveraged buy-outs completed in 2006-2007.(5)

•	SSLs have generated average annualized total returns of 13.5% over the last 5 years and 5.0% over the last 10 years as of 12/31/2013.(6)

•	The U.S. S&P/LSTA Leveraged Loan Index returned 5.29% in 2013.(7)

•
Demand for SSL investments has increased among individual investors and gained momentum in 2013. Retail loan funds, such as mutual funds, represented a growing share of the primary loan market and rose to 31%, which was significantly above the historical market share of 15% to 20%.(9)

•	The global formation of new Senior Loan Pools grew robustly in 2013. In the U.S., new issuance grew to nearly $82 billion versus $54 billion for 2012.

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 5

However, beyond the primarily optimistic factors described above, our outlook is tempered by some additional indicators that bear watching.

•
Some borrowers are taking the opportunity to refinance their loans at today’s lower interest rates, and this can compress (or narrow) the spread (or difference) between the income earned on Senior Loan Pools and the payments owed on its liabilities. Spread compression can potentially reduce the income available to fund shareholders.

•
The weighted average spread for post-recession SSLs compressed by the end of 2013, after stabilizing in the third quarter of 2013. In December 2013, U.S. institutional BB new-issue loan spreads were at 280 basis points and single B new issue loan spreads were at 363 basis points. (A single basis point is one hundredth of a percentage point.) However, Senior Loan Pools benefited in 2013 from a lower rate of borrower defaults relative to historical highs.

In conclusion, the U.S. economy is continuing to recover and the metrics that are indicative of the credit strength of U.S. corporations have been solid. Research analysts are predicting robust Senior Loan Pool issuance in 2014. Morgan Stanley forecasts U.S. issuance of $55 to $65 billion(8) while Wells Fargo is forecasting $60 billion in 2014.(9) Morgan Stanley also expects 2014 U.S. loan default rates to remain subdued at around the 2% range.(8)

Based on the factors outlined above, we believe that the SSL market is well-supported by current economic conditions and solid corporate fundamentals. We are cautiously optimistic that these primarily favorable conditions will continue for the near-term. We believe that individual investors can be expected to demand opportunities to enhance the yields generated by their income-oriented investments as long as today’s environment of ultra-low interest rates persists, and that investments in Senior Loan Pools may provide such enhanced yields. Institutional demand for SSL investments can be expected to increase as the post-recession revival of the structured credit market continues. Because of their floating interest rates, we also expect SSLs and Senior Loan Pools to perform well if interest rates rise, particularly in comparison to other income-oriented asset classes that are primarily fixed-rate.

Sincerely,

M. Grier Eliasek
Chief Executive Officer
This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Senior Secured Income Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Senior Secured Income Fund, Inc., and that Priority Senior Secured Income Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Priority Senior Secured Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
* The Company expects to invest in senior secured loans both directly and through investments in the equity tranches of broad pools of senior secured loans known as collaterialized loan obligations, or CLOs, which we refer to as "Senior Loan Pools".
(1) Citigroup Global Capital Markets Research - November 2013.
(2) S&P/LCD News, "Leveraged loan default rate drops to 7-month low in January," February 3, 2014.
(3) S&P/LCD News, “Flying high: Refinancing, recaps drive record loan volume in 2013,” December 13, 2013.
(4) S&P/LCD News, “Leveraged loan volume nears record in 1Q amid refinancing frenzy,” March 28, 2013.
(5) S&P/LCD Leveraged Lending Review, Q4 2013.
(6) Credit Suisse Leveraged Loan Index.
(7) S&P Capital IQ, LCD, December 31, 2013.
(8) Morgan Stanley Leveraged Finance Insights, "Loans and CLOs: The Volcker Saga Continues".
(9) Wells Fargo, “Structured Products 2014 Outlook”.

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 6

Statement of Assets and Liabilities
December 31, 2013
(unaudited)

Assets
Cash	$243,815
Deferred offering costs	505,869
Prepaid assets	89,140
Total assets	838,824
Liabilities
Due to Adviser	2,602,357
Due to Administrator	262,183
Accrued expenses	107,582
Total liabilities	2,972,122
Net liabilities	$(2,133,298)

Components of net liabilities:
Common stock, $0.01 par value; 200,000,000 shares authorized; 17,865 Class I shares issued and outstanding	$179
Paid-in capital in excess of par	(427,761)
Accumulated net investment loss	(1,705,716)
Net liabilities	$(2,133,298)

Net asset value per share	$(119.41)
See accompanying notes to financial statements.

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 7

Statement of Operations
Six Months Ended December 31, 2013 (Unaudited)

Investment income	$—
Expenses
Amortization of offering costs	713,025
Administrator fees	247,091
Professional fees	165,985
Insurance expense	58,124
Organization expenses	16,750
Other expenses	6,609
Total operating expenses	1,207,584
Net investment loss	(1,207,584)
Net decrease in net assets resulting from operations	$(1,207,584)
See accompanying notes to financial statements.

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 8

Statement of Changes in Net Assets
(Unaudited)
	Six Months	Year
	Ended	Ended
	December 31, 2013	June 30, 2013
Decrease in net assets resulting from operations:
Net investment loss	$(1,207,584)	$(498,132)
Net decrease in net assets resulting from operations	(1,207,584)	(498,132)
Capital transactions:
Proceeds from shares sold	—	246,565
Offering costs	(476,118)	(198,029)
Net (decrease) increase in net assets from capital transactions	(476,118)	48,536
Total decrease in net assets	(1,683,702)	(449,596)
Net liabilities
Beginning of period	(449,596)	—
End of period (a)	$(2,133,298)	$(449,596)

(a) Includes accumulated net investment loss of:	$(1,705,716)	$(498,132)
See accompanying notes to financial statements.

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 9

Statement of Cash Flows
Six Months Ended December 31, 2013 (Unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(1,207,584)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
(Increase) Decrease in operating assets:
Deferred offering costs	772,596
Prepaid assets	9,734
Increase (Decrease) in operating liabilities:
Due to Adviser	743,702
Due to Administrator	247,091
Accrued expenses	(90,421)
Net cash provided by operating activities	475,118
Cash flows used in financing activities:
Proceeds from shares sold	—
Offering costs	(476,118)
Net cash used in financing activities	(476,118)
Net decrease in cash	(1,000)
Cash, beginning of period	244,815
Cash, end of period	$243,815
See accompanying notes to financial statements.

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 10

Notes to Financial Statements
December 31, 2013
(unaudited)

Note 1. Principal Business and Organization
Priority Senior Secured Income Fund, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and commenced operations on May 9, 2013. In addition, the Company intends to elect to be treated for tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). On May 9, 2013, the Company priced its initial public offering at a price of $15.00 per share. The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. The Company anticipates that at least 80% of its portfolio will be comprised of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which are collectively referred to as ‘‘Senior Secured Loans,’’ or pools of Senior Secured Loans.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), an affiliate of the Company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share. Until the Company raises gross proceeds of at least $2,500,000 from persons not affiliated with the Company or the Adviser, within one year from the date of the commencement of the offering (the “Minimum Offering Requirement”), no fees will be payable by the Company to the Adviser. If the Company does not meet the Minimum Offering Requirement, it will return all funds, including any interest earned on such funds, to stockholders and stop offering shares. The Company expects the share offering period to last for up to 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its Minimum Offering Requirement (see Note 5).

Beginning with the first calendar quarter following the one-year anniversary of the date that the Company meets the Minimum Offering Requirement, and on a quarterly basis thereafter, the Company may offer to repurchase shares. The Company will not be required to repurchase shares and will only do so on such terms as may be determined by the Board of Directors (the "Board").

The Company’s fiscal year-end is June 30.

Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Organization and Offering Expenses: Organization expenses, including reimbursement payments to the Adviser, are expensed on the Company’s statement of operations. Offering costs prior to the commencement of operations are capitalized on the Company’s statement of assets and liabilities as deferred charges until operations begin and thereafter are being amortized as an expense over twelve months on a straight-line basis. The Company charges all offering costs incurred after the commencement of operations against capital in excess of par value on the statement of assets and liabilities. Both organization and offering expenses were determinable and probable of repayment to the Adviser at December 31, 2013.

Cash and Cash Equivalents: The Company considers all highly liquid investments, with maturities of 90 days or less when purchased, as cash equivalents. Cash and cash equivalents held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation.

Income Taxes: The Company intends to elect to be treated as a RIC for tax purposes under the Code. Generally, a RIC is not required to pay corporate-level federal income tax on income and gains distributed to shareholders provided that it distributes at least 90% of its investment company taxable income, as defined in the Code, each year and meets specified source-of-income and asset diversification requirements. Dividends paid up to nine and one-half months after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. The Company intends to distribute sufficient dividends to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute an amount at least equal to the sum of (1) 98% of its net ordinary income for the calendar year; (2) 98.2% of its capital gains in

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 11

Notes to Financial Statements
December 31, 2013
(unaudited)

excess of capital losses for the one-year period ending on October 31 of the calendar year; and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which it paid no federal income tax. The Company will generally endeavor each year to avoid any federal excise taxes.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

Note 3. Capital
The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•	For Class R Shares, purchasers will pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;

•	For Class RIA Shares, purchasers will pay dealer manager fees of 2.0%, but no selling commissions; and

•	For Class I Shares, purchasers will pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares.

The Company entered into two stock purchase agreements with the Adviser. On October 10, 2012 and February 6, 2013, the Adviser contributed cash consideration of $100,000 and $146,565 to purchase 11,111 and 6,754 shares of Class I common stock at $9.00 and $21.70 per share, respectively.

Transactions in shares of common stock were as follows during the year ended June 30, 2013:

	Class I Shares
	Shares	Amount
Shares sold	17,865	$246,565
Net increase in shares outstanding	17,865	$246,565

Note 4. Transactions with Affiliates
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser is 50% owned by Prospect Capital Management LLC and 50% by Behringer Harvard Holdings, LLC (“BHH”). The Adviser will manage the day-to-day operations of, and provide investment advisory services to, the Company. For providing these services, the Adviser will be paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the Administration Agreement and the Investor Services Agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee on income). Pre-incentive

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 12

Notes to Financial Statements
December 31, 2013
(unaudited)

fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months. There were no investment advisory fees for the period ended December 31, 2013.

Additionally, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser, on May 9, 2013. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement. The administrative service fee was approximately $247,000 for the period ended December 31, 2013.

The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses a subsidiary of BHH for providing investor relations support and related back-office services with respect to the Company’s investors. There was no investor services fee for the period ended December 31, 2013.

The Adviser, on behalf of the Company, paid organization and offering costs of approximately $218,000 and $2,108,000, respectively, as of December 31, 2013. Organization and offering expenses consist of costs incurred by the Company for the registration, marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing, and marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services. As of December 31, 2013, organization and offering costs attributable to the salaries and direct expenses of such employees for providing primarily legal and marketing services was approximately $106,000 and $611,000, respectively.

Once the Company has achieved the Minimum Offering Requirement, the Adviser will be entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organizational and offering expenses that it has funded, until all of the organizational and offering costs listed above and any future offering expenses paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds from the offering (see Note 5).

Behringer Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of BHH, acts as dealer manager for the offering and will manage a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

Certain officers and directors of the Company are also officers and directors of the Adviser.

Note 5. Subsequent Events
On January 6, 2014, the Company satisfied the Minimum Offering Requirement by selling over $2.5 million of shares to persons not affiliated with the Company or the Adviser, and as a result, admitted its initial investors as shareholders, broke escrow and commenced making investments. Since commencement of the Company's continuous public offering and through February 20, 2014, the Company has sold 207,043 Class R shares and 38,014 Class I shares for aggregate gross proceeds of approximately

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 13

Notes to Financial Statements
December 31, 2013
(unaudited)

$3,732,000, including $246,565 of seed capital contributed by the Adviser. As of February 21, 2014, the Company has invested approximately $3,532,000 across 12 transactions.

Under the Investment Advisory Agreement between the Adviser and the Company, the Adviser is entitled to receive reimbursement from the Company of organization and offering expenses it has paid on behalf of the Company in an amount of up to 5.0% of the aggregate gross proceeds of the offering of the Company's securities until all of the organization and offering expenses incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the aggregate gross proceeds of the offering of the Company's securities until all of the organization and offering expenses incurred and/or paid by the Adviser have been recovered.

On February 10, 2014, the Company entered into an Expense Support and Conditional Reimbursement Agreement (the "Expense Support Agreement") with the Adviser whereby the Adviser has agreed, at the Company's request and in the amount requested by the Company, to reimburse the Company for operating expenses in a maximum amount equal to the difference between (i) the distributions paid to shareholders in each month less (ii) the sum of the net investment income, the net realized capital gains/losses, the unrealized losses and dividends and other distributions paid to the Company on account of the Company's portfolio investments during such period. The Expense Support Agreement commenced as of the quarter ended March 31, 2014 and continues monthly thereafter until May 9, 2016, unless extended by the Company and the Adviser and subject to certain termination provisions. The purpose of the Expense Support Agreement is to reduce operating expenses until the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expense in relation to its investment income, and that distributions do not constitute a return of capital for GAAP purposes. Pursuant to the Expense Support Agreement, the Company has a conditional obligation to reimburse the Adviser for expense support payments (the "Expense Payment") previously made by the Adviser to the Company following any calendar quarter in which the Company receives net investment income, net capital gains/losses, unrealized losses and dividends and other distributions paid to the Company on account of the Company's portfolio investments in excess of the distributions paid to stockholders during such calendar quarter (the "Excess Operating Funds"), with the repayment of each such Expense Payment to be made within a period not to exceed three years from the end of the fiscal year in which such Expense Payment was made by the Adviser to the Company. The amount of the reimbursement during any calendar quarter, if any, will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all Expense Payments made by the Company's Adviser that have not yet been reimbursed. No reimbursement will be made by the Company unless it has sufficient cash available to make such reimbursement payment. The specific amount of expenses to be reimbursed by the Adviser, if any, will be determined at the end of each month. To the extent reimbursements may be needed in the future, there can be no assurance that the Adviser will provide any such reimbursements.

Also on February 10, 2014, the Board declared a distribution to shareholders in the amount of $0.13521 per share to be paid on February 24, 2014 to shareholders of record on February 21, 2014. In addition, the Board declared a series of distributions, with weekly record dates and payable monthly, to shareholders of record beginning February 28, 2014 and through March 28, 2014. The declared distributions equal a weekly amount of $0.02014 per share of common stock. Distributions for the record date of February 28, 2014 will be paid on or around March 3, 2014 and distributions for the record dates of March 7, 2014, March 14, 2014, March 21, 2014 and March 28, 2014 will be paid on or around March 31, 2014.

The management of the Company has evaluated events and transactions through the date the financial statements were issued, and has determined that other than the above disclosures there are no material events that would require adjustment to or disclosure in the Company's financial statements.

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 14

DISTRIBUTION REINVESTMENT PLAN
Subject to our Board of Directors' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis beginning no later than the first full calendar quarter after the minimum offering requirement is met. We have adopted an "opt in" distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient's home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have "opted in" to our distribution reinvestment plan, you will have your cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may "opt in" to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan and determine the number of shares we will issue to you as follows:

To the extent our shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an "Exchange"):

•
during any period when we are making a "best-efforts" public offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•
during any period when we are not making a "best-efforts" offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

To the extent our shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by our Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent's fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 15

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Robert S. Aisner is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 442-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name and Age	Position	Term	Principal Occupation(s) During Past Five Years
Interested Directors
M. Grier Eliasek, 40	Director, Chairman of the Board, Chief Executive Officer and President	Since 2012, expires 2015
President and Chief Operating Officer of Priority Senior Secured Income Management, LLC; President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation; Managing Director of Prospect Capital Management LLC ("Prospect Capital Management")and Prospect Administration LLC ("Prospect Administration"); Director, Chairman of the Board, Chief Executive Officer and President of Pathway Energy Infrastructure Fund, Inc.

Robert S. Aisner, 67	Director	Since 2012, expires 2014
Director of Behringer Harvard REIT I, Inc.; Chairman of the Board and Director of Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II, Inc. and Behringer Harvard Multifamily REIT I, Inc.; Chief Executive Officer and President of Behringer Harvard Holdings, LLC ("Behringer Harvard"); Chief Executive Officer, President, Chairman of the Board and Director of Adaptive Real Estate Income Trust, Inc.; Director of Pathway Energy Infrastructure Fund, Inc.

Independent Directors
Andrew C. Cooper, 52	Director	Since 2012, expires 2015
Co-Founder, Managing Partner Unison Energy LLC; Co-Founder, former Co-Chief Executive Officer of Unison Site Management LLC; Co-Founder, former Chief Financial Officer and Vice President of business development for Avesta Technologies; M&A and Merchant Banking Morgan Stanley & Co.; Director of Propect Capital Corporation; Director of Pathway Energy Infrastructure Fund, Inc.

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 16

William J. Gremp, 71	Director	Since 2012, expires 2014	Investment banker at Merrill Lynch & Co.; Director of Prospect Capital Corporation; Director of Pathway Energy Infrastructure Fund, Inc.
Eugene S. Stark, 55	Director	Since 2012, expires 2016
Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc.; Director of Prospect Capital Corporation; Director of Pathway Energy Infrastructure Fund, Inc.

The address for each of our directors is c/o Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, NY 10016.

Executive Officers Who Are Not Directors

Name and Age	Position	Term	Principal Occupation(s) During Past Five Years
Michael D. Cohen, 39	Executive Vice President	Since 2012
Executive Vice President of Priority Senior Secured Income Management, LLC and of a number of other entities affiliated with Behringer Harvard; Executive Vice President of Pathway Energy Infrastructure Fund, Inc.

Frank V. Saracino, 47	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since 2012
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Priority Senior Secured Income Management, LLC; Managing Director of Prospect Administration; Managing Director and Finance Head of Macquarie Group’s Americas Businesses; Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Pathway Energy Infrastructure Fund, Inc.

Compensation of Directors
The following table sets forth compensation of our directors for the six months ended December 31, 2013.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	—	—	—
Robert S. Aisner	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement will be determined and paid quarterly in arrears as follows:

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 17

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$0
$100,000,001 - $300,000,000	$35,000
$300,000,001 - $500,000,000	$50,000
$500,000,001 - $1 billion	$75,000
>$1 billion	$100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Behringer Harvard or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Behringer Harvard Priority Investor Services LLC, an affiliate of Behringer Harvard. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Behringer Harvard or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement.

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 18

ADDITIONAL INFORMATION
Portfolio Information
The Company will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company will be available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priority-incomefund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (212) 448-0702; (ii) on the Company’s website at http://www.priority-incomefund.com and (iii) on the SEC’s website at http://www.sec.gov. As of and for the six months ended December 31, 2013, the Company had no portfolio securities and therefore had not voted any proxies relating to portfolio securities.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below.

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 19

BOARD OF DIRECTORS
Interested Directors(1)
M. Grier Eliasek
Robert S. Aisner

Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Michael D. Cohen, Executive Vice President
Frank V. Saracino, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

ADVISER
Priority Senior Secured Income Management, LLC
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

PRIORITY SENIOR SECURED INCOME FUND, INC. 2014 SEMI-ANNUAL REPORT 20

Item 2. Code of Ethics.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.
Item 3. Audit Committee Financial Expert.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.
Item 4. Principal Accountant Fees and Services.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.
Item 5. Audit Committee of Listed Registrant.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.
Item 6. Schedule of Investments.
The Registrant is currently in its offering period, which commenced on May 9, 2013, but has not yet broken escrow and as of December 31, 2013, had not made any investments.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.
Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	The information required by this item is not required in a semi-annual report on this Form N-CSRS.

(b)
There has been no change, as of the date of the filing of the semi-annual report on this Form N-CSRS, to any of the portfolio managers identified in response to paragraph (a)(1) of this items in the Registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 11,111 and 6,754 Class I shares that our Adviser purchased on October 10, 2012 and February 6, 2013, respectively, for $9.00 and $21.70 per share, respectively.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSRS (the "Report"), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal half-year that have materially affected or are reasonably likely to materially affect the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY SENIOR SECURED INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: February 27, 2014

By: /s/ Frank V. Saracino
Frank V. Saracino
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: February 27, 2014